UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2005

OpenTV Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-15473	98-0212376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Sacramento Street, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 16, 2005, OpenTV Corp. (the “Company”) issued a press release (the “Press Release”) in which the Company announced its financial results for the quarter and year ended December 31, 2004. The Company also conducted a conference call (the “Conference Call”) on March 16, 2005 to discuss the Company’s financial results for the quarter and year ended December 31, 2004.

This Form 8-K, the Press Release attached hereto as Exhibit 99.1 and the transcript of the prepared remarks for the Conference Call attached hereto as Exhibit 99.2 are being furnished to the Securities and Exchange Commission under Item 2.02 of Form 8-K.

The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits. The following exhibits are furnished pursuant to Item 2.02:

Exhibit	Description

99.1	Press Release issued March 16, 2005 by the Registrant announcing financial results for the quarter and year ended December 31, 2004.

99.2	Transcript of prepared remarks for the Conference Call conducted by the Registrant on March 16, 2005 discussing financial results for the quarter and year ended December 31, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2005	OPENTV CORP.

	By:	/s/ Richard Hornstein

	Name:	Richard Hornstein
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued March 16, 2005 by the Registrant announcing financial results for the quarter and year ended December 31, 2004.

99.2	Transcript of prepared remarks for the Conference Call conducted by the Registrant on March 16, 2005 discussing financial results for the quarter and year ended December 31, 2004.